Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions

NOTE C — Acquisitions

On December 21, 2012, CTS acquired D&R, a privately-held company located in Carol Stream, Illinois and Juarez, Mexico for $63.5 million. D&R is a leading manufacturer of custom designed sensors, switches and electromechanical assemblies primarily serving the automotive light-vehicle market. This acquisition expanded CTS’ strategic automotive sensor product platform with new customers and a broader product portfolio. The acquisition also brought new growth opportunities from sensor applications for safety systems and vehicle chassis management. Additionally, D&R brought strong sensor design and development engineering capabilities to complement CTS’ world-class engineering team.

The following table summarizes the estimated fair values of the assets acquired and the liabilities assumed at the date of acquisition:

Fair Values
($ in thousands)	At December 21, 2012

Current assets	$13,839
Property, plant and equipment	8,635
Goodwill	24,382
Amortizable intangible assets	20,900
In-process research and development	550
Other assets	678

Fair value of assets acquired	68,984
Less fair value of liabilities acquired	(5,484)

Net cash paid	$63,500

Included in current assets is the fair value of accounts receivable of $7,693,000. Goodwill recorded in connection with the above acquisition is primarily attributable to the synergies expected to arise after the Company’s acquisition of the business and the assembled workforce of the acquired business. The goodwill is deductible for tax purposes over a 15-year period.

The D&R acquisition is accounted for using the acquisition method of accounting whereby the total purchase price is allocated to tangible and intangible assets and liabilities based on the fair market values on the date of acquisition. CTS determines the purchase price allocations on the acquisition based on estimates of the fair values of the assets acquired and liabilities assumed. During the year ended December 31, 2013, the Company recorded a measurement period adjustment as a result of additional information provided by CTS’ external valuation consultants. This adjustment reduced customer list/relationships intangible assets by $6,228,000, increased other intangibles by $10,255,000 and increased other indefinite lived intangible assets increased by $50,000. Other measurement period adjustments were recorded for accounts receivable and accounts payable to reflect fair market values on the date of acquisition, which resulted in a decrease of $260,000 and an increase of $3,000, respectively. In addition, other accrued liabilities increased by $11,000. The net effect of these measurement period adjustments reduced goodwill by $3,803,000. The allocations for goodwill and other intangible assets are prepared by the Company’s management utilizing a third-party valuation report and other tools available to the Company, including review with the acquired company’s management and historical data from the Company’s prior acquisitions. The allocations pertaining to goodwill and other intangible assets were finalized in the fourth quarter of 2013.

The following table summarizes the net sales and earnings before income taxes of D&R that is included in CTS’ Consolidated Statements of Operations of continuing operations for the twelve months ended December 31, 2013 and December 31, 2012:

($ in thousands)	December 31, 2013	December 31, 2012

Net Sales	$49,248	$280
Earnings before income taxes	$2,599	$(1,168)

On January 23, 2012, CTS acquired 100% of the common stock of Valpey-Fisher, a publicly held company located in Hopkinton, Massachusetts for approximately $18.3 million. Valpey-Fisher is a recognized technology leader in the design and manufacture of precision frequency crystal oscillators. This acquisition expanded CTS’ technology, and brings strong engineering capabilities and management leadership to support the Company’s strategic initiatives. The Valpey-Fisher acquisition was accounted for using the acquisition method of accounting whereby the total purchase price was allocated to tangible and intangible assets and liabilities based on the fair market values on the date of acquisition. CTS determined the purchase price allocations on the acquisition based on the fair values of the assets acquired and liabilities assumed. CTS finalized the purchase price allocation at December 31, 2012.

The following table summarizes the fair values of the assets acquired and the liabilities assumed at the date of acquisition:

Fair Values
($ in thousands)	At January 23, 2012

Current assets	$9,530
Property, plant and equipment	6,231
Goodwill	7,665
Amortizable intangible assets	2,420
In-process research and development	400
Other assets	231

Fair value of assets acquired, including $3,578 cash acquired	26,477
Less fair value of liabilities acquired	(8,210)

Net assets acquired	18,267
Cash acquired	3,578

Net cash paid	$14,689

Included in current assets is the fair value of accounts receivable of $2,479,000. Goodwill recorded in connection with the above acquisition is primarily attributable to the synergies expected to arise after the Company’s acquisition of the business and the assembled workforce of the acquired business. None of the goodwill is deductible for tax purposes.

The following table summarizes the net sales and earnings before income taxes of Valpey-Fisher that is included in CTS’ Consolidated Statements of Operations since the acquisition date, January 23, 2012, which is included in the Consolidated Statement of Operations of continuing operations for the twelve months ended December 31, 2012:

($ in thousands)	December 31, 2013	December 31, 2012

Net Sales	$16,980	$15,191
Earnings before income taxes	$(1,132)	$1,123

The following table summarizes the combined net sales and earnings before income taxes from continuing operations of CTS, D&R and Valpey-Fisher on a pro forma basis as if the D&R and Valpey-Fisher acquisitions had occurred on January 1, 2011:

($ in thousands)	December 31, 2012 (Unaudited Proforma)	December 31, 2011 (Unaudited Proforma)

Net Sales	$355,463	$343,365
Earnings before income taxes	$17,669	$11,776

In January 2011, CTS acquired certain assets and assumed certain liabilities of Fordahl, a privately held company located in Brugg, Switzerland. This business was acquired for approximately $2.9 million, net of cash acquired. The assets acquired included inventory, accounts receivable, leasehold improvements, machinery and equipment, and certain intangible assets. CTS determined the purchase price allocations on the acquisition based on estimates of the fair values of the assets acquired and liabilities assumed. CTS finalized the purchase price allocation at December 31, 2011. The Fordahl product line includes high-performance temperature compensated crystal oscillators and voltage controlled crystal oscillators. This product line expanded CTS’ frequency product portfolio from clock and crystals to highly-engineered precision ovenized oscillators.